Velocity Commercial Capital Loan Trust 2021-1 ABS-15G

Exhibit 99.01

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) from March 2021 through April 2021 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review and Non-Owner Occupancy (“NOO”) review scopes detailed in Section 5, on a total of five hundred twenty-two (522) unique mortgage loans (the “Review”). None of the 522 mortgage loan was excluded from the final securitization population.

The Review totals, for mortgage loans within the final securitization population, were as follows:

	Property Type	Review Population	Pool	%
Review			Population	Population
Guideline Review	Small Bal CRE	153	303	50.50%
(including Data Integrity)	Investor 1-4 Fam	186	369	50.41%
Total Guideline Review		339	672	50.45%

	Property Type	Review Population	Pool	%
Review			Population	Population
Non-Owner Occupancy (“NOO”)	Investor 1-4 Fam (not included in Guideline Review)	183	369	49.59%
Total NOO Review		183	369	49.59%

In addition to the Guideline and NOO Review, AMC performed a Servicing Review as detailed further in Section 8.

	Property Type	Review Population	Pool	%
Review			Population	Population
Servicing Review	Small Bal CRE >=	3	3	100.00%
	6 months
	Investor 1-4 Fam >=	0	0	0.00%
	6 months
Total Servicing Review		3	3	100.00%

(3) Determination of the sample size and computation.

DBRS, Inc. (“DBRS”) and Kroll Bond Rating Agency, Inc. (“Kroll”) who are NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples, but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. DBRS and Kroll are aware of the sample size covered during the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

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AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review), involved forty-two (42) potential fields for the full Guideline Review and the Non-Owner Occupancy Review. The data fields are listed below.

Field	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	522	0.00%	522
Amortization Term	0	522	0.00%	522
Amortization Type	0	522	0.00%	522
Appraised Value	6	522	1.15%	522
Borrower Full Name	0	522	0.00%	522
City	0	522	0.00%	522
Contract Sales Price	6	522	1.15%	522
DCR UW VCC	0	522	0.00%	522
First Interest Rate Change Date	0	522	0.00%	522
First Payment Change Date	0	522	0.00%	522
Index Type	0	522	0.00%	522
Interest Only	0	522	0.00%	522
Interest Rate Change Frequency	0	522	0.00%	522
Interest Rate Initial Cap	0	522	0.00%	522
Interest Rate Initial Maximum	0	522	0.00%	522
Interest Rate Initial Minimum	0	522	0.00%	522
Interest Rate Life Cap	0	522	0.00%	522
Interest Rate Life Max	0	522	0.00%	522
Interest Rate Life Min	0	522	0.00%	522
Interest Rate Periodic Cap	0	522	0.00%	522
Investment Property Type	0	522	0.00%	522
Lien Position	0	522	0.00%	522
LTV Valuation Value	6	522	1.15%	522
Margin	0	522	0.00%	522
Maturity Date	0	522	0.00%	522
Mod	0	522	0.00%	522
Next Interest Rate Change Date	0	522	0.00%	522
Note Date	0	522	0.00%	522
Occupancy	16	522	3.07%	522
Original Interest Rate	0	522	0.00%	522
Original Loan Amount	0	522	0.00%	522
Original LTV	0	522	0.00%	522
Original P&I	0	522	0.00%	522
Original Term	0	522	0.00%	522
Prepayment Penalty Period (months)	1	522	0.19%	522
Prepayment Terms	0	522	0.00%	522
Purpose	0	522	0.00%	522
Refi Purpose	10	522	1.92%	522
Representative FICO	3	522	0.57%	522

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State	0	522	0.00%	522
Street	1	522	0.19%	522
Zip	0	522	0.00%	522
Total	49	21,924	0.22%	21,924

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review, (ii) Non-Owner Occupancy Review, and (iii) Servicing Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).

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▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)*	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

▪	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership~~)~~ or an Individual(s).
▪	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.
▪	For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.
▪	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
▪	For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
▪	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 5 below. In total, for the entire original population, AMC ordered secondary valuation products on one

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hundred seventy-six (176) mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal / LTV value and the secondary valuation was greater than 10%, an adverse event level was placed on the loan.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Servicing Review

AMC reviewed life of the loan payment histories and collection comments for summary and analysis. In addition, (a) for performing loans, AMC provided summary comments and analysis to support whether the borrower will continue to perform and (b) for non-performing loans, AMC provided summary comments and analysis to support whether the borrower will re-perform, is a quality candidate for modification, or will continually not perform in the future. AMC also noted other servicing related concerns (disputes, litigation, property damage, borrower issues, loss mitigation analysis, etc.), where appropriate.

Data Integrity Review

For the loans in the Guideline Review population and Non-Owner Occupancy Review population, data points were reviewed between the data tape and the data collected by AMC.

SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

AMC’s reviews resulted in four (4) total open EV3 level exceptions.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

CREDIT REVIEW RESULTS

Guideline Review Credit Results:

All three hundred thirty-nine (339) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 25.37% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to 253 mortgage loans where the lender issued a guideline exception/waiver. There is a total of four hundred eighty-two (482) waived exceptions affecting those 253 mortgage loans. Some mortgage loans received multiple waivers.

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Guideline Review Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	86	25.37%
B	253	74.63%
C	0	0.00%
D	0	0.00%
Total	339	100.00%

Non-Owner Occupancy Review Credit Results:

All one hundred eighty-three (183) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 98.91% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to two (2) mortgage loans where the lender issued a guideline exception/waiver. There is a total of three (3) waived exceptions affecting those 2 mortgage loans. Some mortgage loans received multiple waivers.

Non-Owner Occupancy Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	181	98.91%
B	2	1.09%
C	0	0.00%
D	0	0.00%
Total	183	100.00%

VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). All commercial mortgage loans received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately ordered by AMC during the review. The Client ordered a secondary valuation product on ten (10) residential mortgage loans. For 176 residential mortgage loans, AMC ordered secondary valuation products. One (1) mortgage loan had a value more than 10% below Origination Value and a secondary valuation product was not obtained for three (3) mortgage loans for purposes of this review. 172 of the mortgage loans received a Property grade “A”, one (1) of the mortgage loans received a Property grade “C”, and three (3) of the mortgage loans received Property grade “D”.

Guideline Review Valuation Results:

Three hundred thirty-five (335) mortgage loans reviewed by AMC have a Valuation grade of “A”. The “C” grade corresponds to one (1) mortgage loans where the secondary value more than 10% below Origination Value. There is a total of three (3) Property grade “D”, where a secondary valuation product was not obtained for purposes of this review.

Guideline Review Valuation Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	335	98.82%
B	0	0.00%
C	1	0.29%
D	3	0.88%
Total	339	100.00%

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OVERALL RESULTS SUMMARY

Guideline Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, three hundred thirty-five (335) mortgage loans reviewed by AMC in the Full Guideline Review scope have an Overall grade of “B” or higher and 25.07% of the mortgage loans by number have an Overall grade of “A.”

The table below summarizes the Overall grade based on the Credit and Property Valuation sections above:

Guideline Review Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	85	25.07%
B	250	73.75%
C	1	0.29%
D	3	0.88%
Total	339	100.00%

Non-Owner Occupancy Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, all two one hundred eighty-three (183) mortgage loans reviewed by AMC in the Non-Owner Occupancy Review scope have an Overall grade of “B” or higher and 98.91% of the mortgage loans by number have an Overall grade of “A.”

Non-Owner Occupancy Review Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	181	98.91%
B	2	1.09%
C	0	0.00%
D	0	0.00%
Total	183	100.00%

SERVICING REVIEW SUMMARY

The servicing review was conducted on three (3) mortgage loans. The collection comment portion of the review contained EV1 grades for all three mortgage loans. The payment history portion showed that all three (3) loans were in a current status and one (1) loan exhibited at least one delinquency during the review period.

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE 339 LOANS IN THE GUIDELINE REVIEW THAT ARE STILL PART OF THE SECURITIZATION POPULATION.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	331	97.64%	$133,683,697.00	97.19%
Adjustable	8	2.36%	$3,867,800.00	2.81%
Unknown	0	0.00%	$0.00	0.00%
Total	339	100.00%	$137,551,497.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	339	100.00%	$137,551,497.00	100.00%
Total	339	100.00%	$137,551,497.00	100.00%

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Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	4	1.18%	$1,126,200.00	0.82%
Cash Out: Other/Multi-purpose/Unknown Purpose	195	57.52%	$81,874,685.00	59.52%
Other-than-first-time Home Purchase	140	41.30%	$54,550,612.00	39.66%
Total	339	100.00%	$137,551,497.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	339	100.00%	$137,551,497.00	100.00%
Total	339	100.00%	$137,551,497.00	100.00%

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